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                                                                 Exhibit 21.1




                                                                  State of
                                                                  Incorporation or
Name of Entity                                                    Organization
--------------                                                    ----------------

America Management Companies, LLC                                   Delaware
AMG - Crockett, LLC                                                 Delaware
AMG - Hilcrest, LLC                                                 Delaware
AMG - Hillside, LLC                                                 Delaware
AMG - Livingston, LLC                                               Delaware
AMG - Logan, LLC                                                    Delaware
AMG - Southern Tennessee, LLC                                       Delaware
AMG - Trinity, LLC                                                  Delaware
Ashland Physician Services, LLC                                     Delaware
Ashley Valley Medical Center, LLC                                   Delaware
Ashley Valley Physician Practice, LLC                               Delaware
Athens Physician Practice, LLC                                      Delaware
Athens Regional Medical Center, LLC                                 Delaware
Barrow Medical Center, LLC                                          Delaware
Bartow General Partner, LLC                                         Delaware
Bartow Healthcare System Ltd.                                       Florida
Bartow Memorial Limited Partner, LLC                                Delaware
Bourbon Community Hospital, LLC                                     Delaware
Bourbon Physician Practice, LLC                                     Delaware
Brim Hospitals, Inc.                                                Oregon
Buffalo Trace Radiation Oncology Associates, LLC                    Kentucky
Care Health Company, Inc.                                           Washington
Castleview Hospital, LLC                                            Delaware
Castleview Medical, LLC                                             Delaware
Castleview Physician Practice, LLC                                  Delaware
Central Wyoming Ambulatory Surgery Centers, LLC                     Delaware
Central Wyoming ASC Member, LLC                                     Delaware
Colorado Plains Physician Practices, LLC                            Delaware
Community Hospital of Andalusia, Inc.                               Alabama
Community Medical, LLC                                              Delaware
Crockett Hospital, LLC                                              Delaware
Crockett PHO, LLC                                                   Delaware
Danville Diagnostic Imaging Center, LLC                             Delaware
Danville Physician Practices, LLC                                   Delaware
Danville Regional Medical Center, LLC                               Delaware



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
Danville Regional Medical Center School of Health Professions, LLC      Delaware
Dodge City Healthcare Group, LP                                         Kansas
Dodge City Healthcare Partner, Inc.                                     Kansas
Eunice Community Medical Center, LLC                                    Delaware
Georgetown Community Hospital, LLC                                      Delaware
Georgetown Rehabilitation, LLC                                          Delaware
Guyan Valley Hospital, LLC                                              Delaware
Halstead Hospital, LLC                                                  Delaware
HCK Logan Memorial, LLC                                                 Delaware
HDP Andalusia, LLC                                                      Delaware
HDP Georgetown, LLC                                                     Delaware
Hillside Hospital, LLC                                                  Delaware
Historic LifePoint Hospitals, Inc.                                      Delaware
HRMC, LLC                                                               Delaware
HST Physician Practice, LLC                                             Delaware
HTI Georgetown, LLC                                                     Delaware
HTI PineLake, LLC                                                       Delaware
Integrated Physician Services, LLC                                      Delaware
Kansas Healthcare Management Company, Inc.                              Kansas
Kansas Healthcare Management Services, LLC                              Kansas
Kentucky Hospital, LLC                                                  Delaware
Kentucky Medserv, LLC                                                   Delaware
Kentucky MSO, LLC                                                       Delaware
Kentucky Physician Services, Inc.                                       Kentucky
Lake Cumberland Regional Hospital, LLC                                  Delaware
Lake Cumberland Regional Physician Hospital Organization, LLC           Delaware
Lake Cumberland Surgery Center, LP (57%)                                Delaware
Lakeland Community Hospital, LLC                                        Delaware
Lakeland Physician Practices, LLC                                       Delaware
Lamar Surgery Center, LP (90%)                                          Delaware
Lander Valley Ambulatory Surgery Center, LLC                            Delaware
Lander Valley Medical Center, LLC                                       Delaware
Lander Valley Physician Practices, LLC                                  Delaware
LHSC, LLC                                                               Delaware
LifePoint Acquisition Corp.                                             Delaware
LifePoint Asset Management Company, Inc.                                Delaware
LifePoint Billing Services, LLC                                         Delaware
LifePoint Corporate Services, General Partnership                       Delaware
LifePoint CSGP, LLC                                                     Delaware
LifePoint CSLP, LLC                                                     Delaware
LifePoint Holdings 2, LLC                                               Delaware
LifePoint Holdings 3, Inc.                                              Delaware
LifePoint Hospitals Holdings, Inc.                                      Delaware
LifePoint Medical Group - Hillside, Inc.                                Tennessee



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
LifePoint of GAGP, LLC                                                Delaware
LifePoint of Georgia, Limited Partnership                             Delaware
LifePoint of Kentucky, LLC                                            Delaware
LifePoint of Lake Cumberland, LLC                                     Delaware
LifePoint RC, Inc.                                                    Delaware
LifePoint VA Holdings, Inc.                                           Delaware
LifePoint WV Holdings, Inc.                                           Delaware
LifePoint WV Limited Partner, LLC                                     Delaware
Livingston Regional Hospital, LLC                                     Delaware
Logan General Hospital, LLC                                           Delaware
Logan Healthcare Partner, LLC                                         Delaware
Logan Medical, LLC                                                    Delaware
Logan Memorial Hospital, LLC                                          Delaware
Logan Physician Practice, LLC                                         Delaware
Meadowview Physician Practice, LLC                                    Delaware
Meadowview Regional Medical Center, LLC                               Delaware
Meadowview Rights, LLC                                                Delaware
Memorial Hospital of Martinsville & Henry County
   Ambulatory Surgery Center, LLC                                     Virginia
Mexia Principal Healthcare Limited Partnership                        Texas
Mexia-Principal, Inc.                                                 Texas
Northwest Medical Center- Winfield, LLC                               Delaware
NWMC-Winfield Physician Practices, LLC                                Delaware
Opelousas Imaging Center Partner, LLC                                 Delaware
Opelousas PET/CT Imaging Center, LLC (70%)                            Delaware
Outpatient Services, Inc.                                             Louisiana
Palestine-Principal G.P., Inc.                                        Texas
Palestine Principal Healthcare Limited Partnership                    Texas
PHC-Ashland, L.P.                                                     Pennsylvania
PHC-Aviation, Inc.                                                    Tennessee
PHC-Belle Glade, Inc.                                                 Florida
PHC-Charlestown, L.P.                                                 Indiana
PHC-Cleveland, Inc.                                                   Mississippi
PHC-Doctor's Hospital, Inc.                                           Louisiana
PHC-Elko, Inc.                                                        Nevada
PHC-Eunice, Inc.                                                      Louisiana
PHC-Fort Mohave, Inc.                                                 Arizona
PHC-Fort Morgan, Inc.                                                 Colorado
PHC Hospitals, LLC                                                    Delaware
PHC-Indiana, Inc.                                                     Indiana
PHC-Jasper, Inc.                                                      South Carolina
PHC-Knox, Inc.                                                        Nevada
PHC-Lake Havasu, Inc.                                                 Arizona
PHC-Lakewood, Inc.                                                    Louisiana


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

PHC-Las Cruces, Inc.                                               New Mexico
PHC-Los Alamos, Inc.                                               New Mexico
PHC-Louisiana, Inc.                                                Louisiana
PHC-Martinsville, Inc.                                             Virginia
PHC-Minden G.P., Inc.                                              Louisiana
PHC-Minden, L.P.                                                   Louisiana
PHC-Morgan City, L.P.                                              Louisiana
PHC-Morgan Lake, Inc.                                              Louisiana
PHC-Opelousas, L.P.                                                Louisiana
PHC-Palestine, Inc.                                                Nevada
PHC-Selma, LLC                                                     Delaware
PHC-Tennessee, Inc.                                                Tennessee
PineLake Physician Practice, LLC                                   Delaware
PineLake Regional Hospital, LLC                                    Delaware
Poitras Practice, LLC                                              Delaware
PRHC-Alabama, LLC                                                  Delaware
PRHC-Ennis G.P., Inc.                                              Texas
PRHC-Ennis, L.P.                                                   Texas
Principal Hospital Company of Nevada, Inc.                         Nevada
Principal Knox, L.L.C.                                             Delaware
Principal Knox, L.P.                                               Delaware
Principal-Needles, Inc.                                            Tennessee
Province Healthcare Company                                        Delaware
Putnam Ambulatory Surgery Center, LLC                              Delaware
Putnam Community Medical Center, LLC                               Delaware
R. Kendall Brown Practice, LLC                                     Delaware
River Parishes Holdings, LLC                                       Delaware
River Parishes Hospital, LLC                                       Delaware
River Parishes Partner, LLC                                        Delaware
River Parishes Physician Practices, LLC                            Delaware
Riverton Ambulatory Surgery Center, LLC                            Delaware
Riverton Memorial Hospital, LLC                                    Delaware
Riverton Physician Practices, LLC                                  Delaware
Riverview Medical Center, LLC                                      Delaware
Russellville Hospital, LLC                                         Delaware
Russellville Physician Practices, LLC                              Delaware
Select Healthcare, LLC                                             Delaware
Selma Diagnostic Imaging, LLC                                      Delaware
Siletchnik Practice, LLC                                           Delaware
Smith County Memorial Hospital, LLC                                Delaware
Somerset Surgery Partner, LLC                                      Delaware
Southern Tennessee EMS, LLC                                        Delaware
Southern Tennessee Medical Center, LLC                             Delaware
Southern Tennessee PHO, LLC                                        Delaware

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

Spring View Hospital, LLC                                          Delaware
Springhill Medical Center, LLC                                     Delaware
The MRI Center of Northwest Alabama, LLC (55.4%)                   Delaware
THM Physician Practice, LLC                                        Delaware
Vaughan Regional Medical Center, LLC  (99%)                        Delaware
Ville Platte Medical Center, LLC                                   Delaware
Western Plains Regional Hospital, LLC                              Delaware
Woodford Hospital, LLC                                             Delaware
Wyoming Holdings, LLC                                              Delaware
Wythe County Community Hospital, LLC                               Delaware
Wythe County Physician Practices, LLC                              Delaware